                                                                EXHIBIT 10.32

[*]=CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            Ex-Cel Solutions, Inc.
                                   HP (DAR)
                        Distributor Authorized Reseller
                                       &
                                ULTRADATA (ISV)
                         (Independent Software Vendor)

                           "LETTER OF UNDERSTANDING"

This "Letter of Understanding" is being written in order that both parties can move forward with a generic Understanding or Agreement of what will be expected from one another. Listed below are the already agreed upon items:

We the undersigned, agree that Ex-Cel Solutions, Inc. will be capable of and authorized to install and integrate the ULTRADATA "Ultrafis" Operating System Engine onto any and all HP 9000 Series systems ordered by ULTRADATA or its customer base. This includes, but is not limited to, the following:

        .       General Ledger
        .       Accounts Payable
        .       MESA (Menu Enhances Security Application)
        .       ACH & Share Draft Processing

Additionally, we the undersigned mutually agree to market and sell Hewlett Packard (HP/HPUX) hardware and software for the Independent Software Vendor (ULTRADATA), in the following pre-defined territory described as: Nationwide.
                                                                  ----------

This agreement is valid and in effect between the undersigned parties as long as:

        1) Both parties' agreements with their respective hardware and software vendors (HP series 9000 and the ISV listed above) are valid.

        2)      Both parties are in full compliance with their HP agreement.

If there are any changes in responsibilities by either party listed below, all parties should be notified in writing upon the effective date and/or changes as soon as possible.

This agreement may be cancelled by either party at any time:

        1)      With a ninety (90) day written notice.


---------------------      -------         ---------------------      -------
HP DAR Representative      Date            HP ISV Representative      Date

                            LETTER OF UNDERSTANDING
                            -----------------------

Parties:  Ex-Cel Solutions, Inc.           and     Ultradata Corporation
          14614 Grove Street, Suite 200            5000 Franklin Drive
          Omaha, NE 68144                          Pleasanton, CA 94588-3354
          (402) 333-6541                           (510) 463-8356
          Glenn J. Stenger, President              Phil Ranger - CFO

Objective: Ex-Cel Solutions, Inc. (hereinafter "ESI") and Ultradata Corporation (hereinafter "UDC") agree to mutually market, sell and support New UNIX-based
                                                                   ----------
systems (HP-UX and (IBM-AIX) within a nationwide customer base designated by
----------------------------
UDC. This agreement will enable UDC to concentrate on its core product (the "Ultrafis" Operating System Engine) by allowing ESI to coordinate sales of such UNIX-based systems.

The understanding between both parties listed above is as follows:

1.      TERM The term of this Agreement is three (3) years from the date signed
        ----
        herein. Termination of this Agreement, prior to the expiration of said term, must be mutually agreed upon, and in writing, by both parties. Termination subsequent to said term will be upon ninety (90) days written notice by either party.
2.      SALES PRESENCE ESI agrees to provide a sales representative(s), in the
        --------------
        Pleasanton, CA area, to assist UDC and its customer base in processing sales and service activity related to this Agreement. This sales representative(s) will be available for the duration of this Agreement, unless UDC states in writing this provision is no longer required.
3.      CERTIFICATION ESI ensures it will comply with all certification
        -------------
        requirements, as set forth by HP and IBM, for the sales and service of said systems.
4.      SALES ADMINISTRATION ESI will be responsible for the complete
        --------------------
        administration and direct client billing of all sales activity resulting from this Agreement. This includes, but is not limited to, processing sales orders, purchasing, inventory control, scheduling installation, tracking serial numbers, warranty, billing, collections, etc.
5.      PROFIT SPLITS ESI agrees to split all new UNIX-based hardware/system
        -------------
        sales margins as follows: ESI = [*] of profit margin; UDC = [*] of
                                        ---                         ---
        profit margin. Profit margin is based on net sales less ESI's cost of hardware, as invoiced by its vendor(s). The end-user is responsible for all freight and taxes, and will be invoiced by ESI for such charges.
6.      INFORMATION UPDATES Within thirty (30) days after hardware/systems
        -------------------
        install, ESI agrees to provide accurate, updated information to UDC's Baystone database. Such database will store information to be accessed by both parties, and is expected to be operational by April 1, 1998.
7.      CONTRACT ADMINISTRATION ESI will be responsible for the complete
        -----------------------
        administration of service contracts for UNIX-based hardware/systems sales resulting from this Agreement. This includes, but is not limited to, processing contracts for customer signatures, tracking serial numbers, billing, collections, etc.
8.      PROFIT SPLITS ESI agrees to share all *contract revenue as follows: ESI
        -------------
        = [*] of contract revenue; UDC = [*] of contract revenue. *Contract
          ---                            ---
        revenue is based on the total contract value.
9.      PAYMENTS OF PROFIT SPLITS ESI agrees to pay UDC the profit splits, as
        -------------------------
        outlined above, on a monthly basis. ESI will provide a spreadsheet summary of all sales and service activity for which this applies. payment to UDC will be based upon payments received by ESI from the end-user being billed for such sales and service activity.
10.     ATTACHMENTS As part of this Agreement, separate Attachments will be
        -----------
        executed and mutually agreed to by both parties for the following:
                a) NT (Remote Banking) Systems>outlines the terms, profit splits, service issues, etc. and will be submitted to UDC for approval by 12/15/98, with an expected inception date of 3/1/98
                b) UNIX Sales and Marketing Procedures>outlines the procedures to be followed by both parties in the sales and marketing process, with an anticipated inception date of 3/1/98
                c) Configuration procedures>outlines the procedures to be followed by both parties in the accurate set-up and review of system configurations, including time requirements, installation schedules, etc., with an anticipated inception date of 3/1/98
11. Both parties agree to maintain the confidentiality of the other party and shall not disclose, or otherwise make available, Confidential Information to any person outside its organization, except by written permission of the other party.

12. Both parties agree to adhere to the terms and conditions of this Letter of Understanding.

Approved and accepted on this 26th day of February, 1998.


/s/ Glen J. Stenger                       /s/ Phil Ranger
___________________________________       ________________________________
Glen J. Stenger                           Phil Ranger
President                                 CFO
Ex-Cel Solutions, Inc                     Ultradata Corporation


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.